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                       SUPPLEMENT DATED OCTOBER 11, 2002
                           TO THE PROFUNDS PROSPECTUS
                                DATED MAY 1, 2002
                          (as revised October 1, 2002)

1. The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Asia 30 ProFund
Airlines UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Leisure Goods & Services UltraSector ProFund
Industrial UltraSector ProFund
Oil Drilling Equipment & Services UltraSector ProFund

     The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount. The ProFunds listed above may not be available for sale in all states. Please contact the ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

2. The following information replaces the first paragraph under the section entitled "CALCULATING SHARE PRICES" on page 116:

Each ProFund (other than U.S. Government Plus ProFund and Rising Rates Opportunity ProFund), calculates its daily share price on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. U.S. Government Plus ProFund and Rising Rates Opportunity ProFund calculate their daily share price on the basis of the net asset value of each class of shares at the close of regular trading on the NYSE every day the NYSE is open for business except for Columbus Day and Veterans' Day and as provided below.

     Investors should retain this supplement for future reference.

                                                               PRO1002